PORTFOLIO OF INVESTMENTS – as of September 30, 2019 (Unaudited)

Natixis Oakmark International Fund

Shares	Description	Value (†)
Common Stocks – 97.2% of Net Assets
	Australia – 2.2%
3,514,550	AMP Ltd.	$4,334,694
352,500	Brambles Ltd.	2,714,603
376,256	Orica Ltd.	5,729,716

		12,779,013

	Canada – 1.8%
855,567	Cenovus Energy, Inc.	8,027,096
51,800	Open Text Corp.	2,112,897

		10,139,993

	China – 2.0%
70,834	Baidu, Inc., Sponsored ADR(a)	7,278,902
59,835	Prosus NV(a)	4,392,377

		11,671,279

	Finland – 0.7%
147,100	UPM-Kymmene OYJ	4,343,660

	France – 11.6%
255,848	Accor S.A.	10,664,633
477,591	BNP Paribas S.A.(b)	23,218,993
224,622	Bureau Veritas S.A.	5,406,598
21,100	EssilorLuxottica S.A.	3,042,182
247,048	Publicis Groupe S.A.	12,156,050
387,100	Valeo S.A.	12,544,757

		67,033,213

	Germany – 17.0%
54,110	Allianz SE, (Registered)	12,595,288
220,830	Bayer AG, (Registered)	15,558,146
260,500	Bayerische Motoren Werke AG	18,346,049
152,030	Continental AG	19,506,499
397,114	Daimler AG, (Registered)	19,743,285
3,700	Henkel AG & Co. KGaA	338,720
850,400	thyssenkrupp AG	11,767,529

		97,855,516

	India – 0.5%
292,475	Axis Bank Ltd.	2,830,368

	Indonesia – 0.7%
8,632,500	Bank Mandiri Persero Tbk PT	4,245,948

	Ireland – 2.8%
245,502	Ryanair Holdings PLC, Sponsored ADR(a)	16,296,423

	Italy – 3.8%
9,302,800	Intesa Sanpaolo SpA	22,036,655

Shares	Description	Value (†)
Common Stocks – continued
	Japan – 4.3%
481,000	Komatsu Ltd.	$11,091,748
318,300	Olympus Corp.	4,312,293
14,800	Omron Corp.	815,555
126,300	Toyota Motor Corp.	8,482,336

		24,701,932

	Korea – 3.5%
90,200	NAVER Corp.	11,831,100
198,400	Samsung Electronics Co. Ltd.	8,123,295

		19,954,395

	Mexico – 1.2%
681,400	Grupo Televisa SAB, Sponsored ADR	6,664,092

	Netherlands – 3.0%
21,630	ASML Holding NV	5,364,531
177,082	EXOR NV	11,859,729

		17,224,260

	South Africa – 1.4%
52,235	Naspers Ltd., N Shares	7,908,860

	Sweden – 5.7%
680,155	Hennes & Mauritz AB, B Shares	13,184,364
597,300	SKF AB, B Shares	9,863,298
705,400	Volvo AB, B Shares	9,898,962

		32,946,624

	Switzerland – 11.6%
91,100	Cie Financiere Richemont S.A., (Registered)	6,676,324
1,605,836	Credit Suisse Group AG, (Registered)(b)	19,644,371
7,683,000	Glencore PLC(b)	23,153,083
26,130	Kuehne & Nagel International AG, (Registered)	3,845,097
174,421	LafargeHolcim Ltd., (Registered)	8,589,140
3,700	Nestle S.A., (Registered)	401,281
16,755	Swatch Group AG (The)	4,448,472

		66,757,768

	Taiwan – 1.0%
659,000	Taiwan Semiconductor Manufacturing Co. Ltd.	5,852,927

	United Kingdom – 21.1%
384,667	Ashtead Group PLC	10,697,396
1,821,000	CNH Industrial NV	18,543,458
13,400	Diageo PLC	547,394
2,645,400	G4S PLC	6,160,965
373,900	Liberty Global PLC, Class A(a)	9,254,025
11,626	Liberty Global PLC, Series C(a)	276,583
29,265,800	Lloyds Banking Group PLC	19,400,855
76,126	Meggitt PLC	593,859
62,200	Reckitt Benckiser Group PLC	4,856,537

Shares	Description	Value (†)
Common Stocks – continued
	United Kingdom – continued
1,275,500	Rolls-Royce Holdings PLC	$12,393,828
4,424,200	Royal Bank of Scotland Group PLC	11,276,785
348,289	Schroders PLC	13,164,925
100	Schroders PLC, (Non Voting)	2,978
239,700	Smiths Group PLC	4,625,208
803,200	WPP PLC	10,057,154

		121,851,950

	United States – 1.3%
87,050	Ferguson PLC	6,352,971
5,177	Willis Towers Watson PLC	999,006

		7,351,977

	Total Common Stocks (Identified Cost $670,906,568)	560,446,853

Preferred Stocks – 0.3%
	Germany – 0.3%
14,600	Henkel AG & Co. KGaA (Identified Cost $1,484,235)	1,444,657

Principal Amount
Short-Term Investments – 1.7%
$9,959,076	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2019 at 1.100% to be repurchased at $9,959,381 on 10/01/2019 collateralized by $9,805,000 U.S. Treasury Note, 2.125% due 5/15/2025 valued at $10,162,657 including accrued interest(c) (Identified Cost $9,959,076)	9,959,076

	Total Investments – 99.2% (Identified Cost $682,349,879)	571,850,586
	Other assets less liabilities – 0.8%	4,488,725

	Net Assets – 100.0%	$576,339,311

(†)

Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser or subadviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available.

In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used.

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers.

Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

As of September 30, 2019, securities held by the Fund were fair valued as follows:

Equity securities[1]	Percentage of Net Assets
$506,590,109	87.9%

1Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(a) Non-income producing security.
(b) Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.

(c)   The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of September 30, 2019, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

ADR  An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

CHF Swiss Franc

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Fund’s investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss. The U.S. dollar value of the currencies the Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Fund’s or counterparty’s net obligations under the contracts.

At September 30, 2019, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
State Street Bank and Trust Company	12/18/2019	CHF	S	6,445,000	$6,588,700	$6,501,564	$87,136

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2019, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$12,779,013	$—	$12,779,013
Finland	—	4,343,660	—	4,343,660
France	—	67,033,213	—	67,033,213
Germany	—	97,855,516	—	97,855,516
India	—	2,830,368	—	2,830,368
Indonesia	—	4,245,948	—	4,245,948
Italy	—	22,036,655	—	22,036,655
Japan	—	24,701,932	—	24,701,932
Korea	—	19,954,395	—	19,954,395
Netherlands	—	17,224,260	—	17,224,260
South Africa	—	7,908,860	—	7,908,860
Sweden	—	32,946,624	—	32,946,624
Switzerland	—	66,757,768	—	66,757,768
Taiwan	—	5,852,927	—	5,852,927
United Kingdom	9,530,608	112,321,342	—	121,851,950
United States	999,006	6,352,971	—	7,351,977
All Other Common Stocks*	44,771,787	—	—	44,771,787

Total Common Stocks	55,301,401	505,145,452	—	560,446,853

Preferred Stocks*	—	1,444,657	—	1,444,657
Short-Term Investments	—	9,959,076	—	9,959,076

Total Investments	55,301,401	516,549,185	—	571,850,586

Forward Foreign Currency Contracts (unrealized appreciation)	—	87,136	—	87,136

Total	$55,301,401	$516,636,321	$—	$571,937,722

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the period ended September 30, 2019, there were no transfers among Levels 1, 2 and 3.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used during the period include forward foreign currency contracts.

The Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holding of foreign securities. During the period ended September 30, 2019, the Fund engaged in forward foreign currency transactions for hedging purposes.

The following is a summary of derivative instruments for the Fund, as of September 30, 2019:

Unrealized appreciation on forward foreign currency contracts
Assets
Over-the-counter asset derivatives
Foreign exchange contracts	$87,136

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

The Fund enters into over-the-counter derivatives, including forward foreign currency contracts, pursuant to an International Swaps and Derivatives Association, Inc. (“ISDA”) agreement between the Fund and its counterparty. ISDA agreements typically contain master netting provisions in the event of a default or other termination event. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts to one net amount payable by either the Fund or the counterparty.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements and monitoring of counterparty credit default swap spreads. The following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties to the relevant financial instruments failed completely to perform according to the terms of the contracts and ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of September 30, 2019:

Maximum Amount of Loss – Gross	Maximum Amount of Loss – Net
$87,136	$87,136

Industry Summary at September 30, 2019 (Unaudited)

Banks	14.4%
Machinery	8.5
Automobiles	8.1
Media	6.6
Metals & Mining	6.0
Capital Markets	5.7
Auto Components	5.6
Interactive Media & Services	3.4
Trading Companies & Distributors	3.0
Airlines	2.8
Diversified Financial Services	2.8
Pharmaceuticals	2.7
Textiles, Apparel & Luxury Goods	2.4
Insurance	2.4
Specialty Retail	2.3
Aerospace & Defense	2.2
Internet & Direct Marketing Retail	2.1
Other Investments, less than 2% each	16.5
Short-Term Investments	1.7

Total Investments	99.2
Other assets less liabilities (including forward foreign currency contracts)	0.8

Net Assets	100.0%

Currency Exposure Summary at September 30, 2019 (Unaudited)

Euro	40.3%
British Pound	21.4
United States Dollar	8.8
Swiss Franc	7.6
Swedish Krona	5.7
Japanese Yen	4.3
South Korean Won	3.5
Australian Dollar	2.2
Other, less than 2% each	5.4

Total Investments	99.2
Other assets less liabilities (including forward foreign currency contracts)	0.8

Net Assets	100.0%